EXHIBIT 99.0

THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT BUSINESS SEGMENTS (Unaudited)
(Millions of Dollars)

                                             Reportable Business Segments
                                  --------------------------------------------------
                                        Power     Hardware     Fastening                   Currency       Corporate,
                                      Tools &       & Home    & Assembly                Translation     Adjustments,
Year Ended December 31, 2003      Accessories  Improvement       Systems       Total    Adjustments   & Eliminations   Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers      $3,198.4       $718.1        $530.1    $4,446.6        $  36.1           $    -       $4,482.7
Segment profit (loss)
    (for Consolidated, operating
    income before restructuring
    and exit costs)                     361.2         93.2          77.6       532.0            2.6            (74.3)         460.3
Depreciation and amortization            82.0         24.4          15.4       121.8             .9             10.7          133.4
Capital expenditures                     69.8         17.1          13.8       100.7            1.0               .8          102.5


Year Ended December 31, 2002
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Sales to unaffiliated customers      $3,242.5       $660.7        $528.6    $4,431.8        $(140.0)          $    -       $4,291.8
Segment profit (loss)
    (for Consolidated, operating
    income before restructuring
    and exit costs)                     361.5         47.4          77.9       486.8          (11.7)           (60.5)         414.6
Depreciation and amortization            81.5         25.5          14.6       121.6           (2.5)             3.3          122.4
Capital expenditures                     72.3          9.0          14.3        95.6           (2.1)              .8           94.3


Year Ended December 31, 2001
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Sales to unaffiliated customers      $3,145.7       $659.8        $504.7    $4,310.2        $(170.3)          $    -       $4,139.9
Segment profit (loss)
    (for Consolidated, operating
    income before restructuring
    and exit costs)                     255.6         48.0          74.3       377.9           (6.1)           (33.8)         338.0
Depreciation and amortization            88.6         28.7          14.9       132.2           (3.5)            23.6          152.3
Capital expenditures                     87.2         29.7          16.2       133.1           (2.5)              .8          131.4

     The reconciliation of segment profit to the Corporation's earnings from continuing operations before income taxes for each of the three years in the period ended December 31, 2003, in millions of dollars, is as follows:

                                                                                        Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                  2003          2002          2001
-------------------------------------------------------------------------------------------------------------------
Segment profit for total reportable business segments                           $532.0        $486.8        $377.9
Items excluded from segment profit:
     Adjustment of budgeted foreign exchange rates to
         actual rates                                                              2.6         (11.7)         (6.1)
     Depreciation of Corporate property and amortization
         of certain goodwill                                                      (1.1)         (1.3)        (23.6)
     Adjustment to businesses' postretirement benefit
         expenses booked in consolidation                                         15.4          38.3          42.6
     Other adjustments booked in consolidation directly
         related to reportable business segments                                 (15.0)         (8.4)          (.6)
Amounts allocated to businesses in arriving at segment
     profit in excess of (less than) Corporate center operating
     expenses, eliminations, and other amounts identified above                  (73.6)        (89.1)        (52.2)
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Operating income before restructuring and exit costs                             460.3         414.6         338.0
Restructuring and exit costs                                                      31.6          46.6          99.7
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     Operating income                                                            428.7         368.0         238.3
Interest expense, net of interest income                                          35.2          57.8          84.3
Other expense                                                                      2.6           4.8           8.2
-------------------------------------------------------------------------------------------------------------------
     Earnings from continuing operations before income taxes                    $390.9        $305.4        $145.8
===================================================================================================================


                                                    Reportable Business Segments
------------------------------------------------------------------------------------------------------------------------------------
                                           Power     Hardware  Fastening                   Currency       Corporate,
                                         Tools &       & Home   Assembly                Translation     Adjustments,
Quarter Ended March 30, 2003         Accessories  Improvement    Systems       Total    Adjustments   & Eliminations   Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers           $666.4       $146.2     $133.2    $  945.8         $ (6.6)          $    -       $  939.2
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)    59.5         13.0       19.3        91.8            (.2)           (19.3)          72.3
Depreciation and amortization               20.1          6.8        3.8        30.7              -              4.4           35.1
Capital expenditures                        15.2          7.3        3.5        26.0            (.2)              .2           26.0

Quarter Ended June 29, 2003
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Sales to unaffiliated customers           $786.2       $166.0     $132.0    $1,084.2         $  5.9           $    -       $1,090.1
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)    87.3         16.9       19.3       123.5            1.0            (14.2)         110.3
Depreciation and amortization               20.2          6.7        4.0        30.9             .1              3.8           34.8
Capital expenditures                        15.7          5.1        3.1        23.9             .1               .3           24.3

Quarter Ended September 28, 2003
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Sales to unaffiliated customers           $808.5       $174.3     $126.3    $1,109.1         $  6.7           $    -       $1,115.8
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)    98.1         25.1       17.2       140.4            (.4)           (11.3)         128.7
Depreciation and amortization               21.2          4.7        3.9        29.8             .2               .8           30.8
Capital expenditures                        23.0           .8        3.1        26.9             .4               .2           27.5

Quarter Ended December 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers           $937.3       $231.6     $138.6    $1,307.5         $ 30.1           $    -       $1,337.6
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)   116.3         38.2       21.8       176.3            2.2            (29.5)         149.0
Depreciation and amortization               20.5          6.2        3.7        30.4             .6              1.7           32.7
Capital expenditures                        15.9          3.9        4.1        23.9             .7               .1           24.7

Quarter Ended March 31, 2002
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Sales to unaffiliated customers           $672.1       $173.7     $129.9    $  975.7         $(48.6)          $    -       $  927.1
Segment profit (loss) (for
    Consolidated, operating income)         40.3         13.2       17.4        70.9           (2.9)            (7.9)          60.1
Depreciation and amortization               22.1          7.9        3.7        33.7           (1.1)              .3           32.9
Capital expenditures                        15.5          2.9        3.7        22.1            (.7)              .2           21.6

Quarter Ended June 30, 2002
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Sales to unaffiliated customers           $837.2       $169.9     $136.6    $1,143.7         $(43.1)          $    -       $1,100.6
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)    96.8          6.0       20.0       122.8           (3.4)           (12.8)         106.6
Depreciation and amortization               18.8          6.9        3.7        29.4            (.8)              .7           29.3
Capital expenditures                        20.7          2.4        3.8        26.9            (.5)              .1           26.5

Quarter Ended September 29, 2002
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Sales to unaffiliated customers           $798.3       $154.5     $129.6    $1,082.4         $(22.8)          $    -       $1,059.6
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)   108.1          9.4       19.9       137.4           (2.1)           (14.9)         120.4
Depreciation and amortization               20.3          5.9        3.7        29.9            (.3)              .1           29.7
Capital expenditures                        17.2          2.0        1.7        20.9            (.4)              .4           20.9

Quarter Ended December 31, 2002
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Sales to unaffiliated customers           $934.9       $162.6     $132.5    $1,230.0         $(25.5)          $    -       $1,204.5
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)   116.3         18.8       20.6       155.7           (3.3)           (24.9)         127.5
Depreciation and amortization               20.3          4.8        3.5        28.6            (.3)             2.2           30.5
Capital expenditures                        18.9          1.7        5.1        25.7            (.5)              .1           25.3

     The reconciliation of segment profit to the Corporation's earnings from continuing operations before income taxes for each of the quarters in the years ended December 31, 2003 and 2002, in millions of dollars, is as follows:

                                                                                               Quarter Ended
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                                                                             March 30,     June 29,    September 28,   December 31,
                                                                                  2003         2003             2003           2003
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
Segment profit for total reportable business segments                           $ 91.8       $123.5           $140.4         $176.3
Items excluded from segment profit:
      Adjustment of budgeted foreign exchange rates to
          actual rates                                                             (.2)         1.0              (.4)           2.2
      Depreciation of Corporate property                                           (.3)         (.2)             (.3)           (.3)
      Adjustment to businesses' postretirement benefit
          expenses booked in consolidation                                         3.8          3.9              3.8            3.9
      Other adjustments booked in consolidation directly
          related to reportable business segments                                 (8.8)        (1.2)             1.0           (6.0)
Amounts allocated to businesses in arriving at segment
      profit in excess of (less than) Corporate center operating
      expenses, eliminations, and other amounts identified above                 (14.0)       (16.7)           (15.8)         (27.1)
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Operating income before restructuring and exit costs                              72.3        110.3            128.7          149.0
Restructuring and exit costs                                                        .2           .4             21.0           10.0
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      Operating income                                                            72.1        109.9            107.7          139.0
Interest expense, net of interest income                                          12.1          7.7              7.6            7.8
Other expense                                                                      1.7           .6               .3              -
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      Earnings from continuing operations before income taxes                   $ 58.3       $101.6           $ 99.8         $131.2
====================================================================================================================================

                                                                                               Quarter Ended
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                                                                             March 31,     June 30,    September 29,   December 31,
                                                                                  2002         2002             2002           2002
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Segment profit for total reportable business segments                           $ 70.9       $122.8           $137.4         $155.7
Items excluded from segment profit:
      Adjustment of budgeted foreign exchange rates to
          actual rates                                                            (2.9)        (3.4)            (2.1)          (3.3)
      Depreciation of Corporate property                                           (.3)         (.7)             (.1)           (.2)
      Adjustment to businesses' postretirement benefit
          expenses booked in consolidation                                        10.4          8.9              9.5            9.5
      Other adjustments booked in consolidation directly
          related to reportable business segments                                 (4.7)         3.2             (2.1)          (4.8)
Amounts allocated to businesses in arriving at segment
      profit in excess of (less than) Corporate center operating
      expenses, eliminations, and other amounts identified above                 (13.3)       (24.2)           (22.2)         (29.4)
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Operating income before restructuring and exit costs                              60.1        106.6            120.4          127.5
Restructuring and exit costs                                                         -         (1.2)            35.5           12.3
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      Operating income                                                            60.1        107.8             84.9          115.2
Interest expense, net of interest income                                          15.8         14.8             14.2           13.0
Other expense (income)                                                             1.2          2.1              1.8            (.3)
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      Earnings from continuing operations before income taxes                   $ 43.1       $ 90.9           $ 68.9         $102.5
====================================================================================================================================

Basis of Presentation:

     The Corporation operates in three reportable business segments: Power Tools and Accessories, Hardware and Home Improvement, and Fastening and Assembly Systems. The Power Tools and Accessories segment has worldwide responsibility for the manufacture and sale of consumer and professional power tools and accessories, electric cleaning and lighting products, and electric lawn and garden tools, as well as for product service. In addition, the Power Tools and Accessories segment has responsibility for the sale of security hardware to customers in Mexico, Central America, the Caribbean, and South America; for the sale of plumbing products to customers outside the United States and Canada; and for sales of household products. The Hardware and Home Improvement segment has worldwide responsibility for the manufacture and sale of security hardware (except for the sale of security hardware in Mexico, Central America, the Caribbean, and South America). On September 30, 2003, the Corporation acquired Baldwin Hardware Corporation and Weiser Lock Corporation. These acquired businesses are included in the Hardware and Home Improvement segment. The
Hardware and Home Improvement segment also has responsibility for the manufacture of plumbing products and for the sale of plumbing products to customers in the United States and Canada. The Fastening and Assembly Systems segment has worldwide responsibility for the manufacture and sale of fastening and assembly systems.

     In January 2004, the Corporation sold two components of its European security hardware business. The divested businesses and the remaining portion that is expected to be sold in 2004 are treated as discontinued operations in the Corporation's consolidated financial statements. Sales, segment profit, depreciation and amortization, and capital expenditures set forth in the preceding tables exclude the results of the discontinued operations.

     The Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit. In general, segments follow the same accounting policies as those described in Note 1 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, except with respect to foreign currency translation and except as further indicated below. The financial statements of a segment's operating units located outside of the United States, except those units operating in highly inflationary economies, are generally measured using the local currency as the functional currency. For these units located outside of the United States, segment assets and elements of segment profit are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is restated to reflect the current year's budgeted rates of exchange. The amounts included in the preceding tables under the captions "Reportable Business Segments" and "Corporate, Adjustments, & Eliminations" are reflected at the Corporation's budgeted rates of exchange for 2004. The amounts included in the preceding tables under the caption "Currency Translation Adjustments" represent the difference between consolidated amounts determined using those budgeted rates of exchange and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.

     Segment profit excludes interest income and expense, non-operating income and expense, adjustments to eliminate intercompany profit in inventory, income tax expense, and, for 2001, goodwill amortization (except for the amortization of goodwill associated with certain acquisitions made by the Power Tools and Accessories and Fastening and Assembly Systems segments). In addition, segment profit excludes restructuring and exit costs. In determining segment profit, expenses relating to pension and other postretirement benefits are based solely upon estimated service costs. Corporate expenses, as well as certain centrally managed expenses, are allocated to each reportable segment based upon budgeted amounts. While sales and transfers between segments are accounted for at cost plus a reasonable profit, the effects of intersegment sales are excluded from the computation of segment profit. Intercompany profit in inventory is excluded from segment assets and is recognized as a reduction of cost of goods sold by the selling segment when the related inventory is sold to an unaffiliated customer. Because the Corporation compensates the management of its various businesses on, among other factors, segment profit, the Corporation may elect to record certain segment-related expense items of an unusual or non-recurring nature in consolidation rather than reflect such items in segment profit. In addition, certain segment-related items of income or expense may be recorded in consolidation in one period and transferred to the various segments in a later period.